MOBILENETICS CORPORATION

                         REPORT AND FINANCIAL STATEMENTS

                                      * * *

                     YEARS ENDED DECEMBER 31, 1998 AND 1997

                            MOBILENETICS CORPORATION
                                    CONTENTS



                                                                            PAGE
                                                                            ----

INDEPENDENT AUDITORS' REPORT                                                  1

BALANCE SHEETS                                                            2 - 3
     May 31, 1999 (unaudited)
     December 31, 1998 and 1997

STATEMENTS OF OPERATIONS                                                      4
     Five Months Ended May 31, 1999 (unaudited)
     Years Ended December 31, 1998 and 1997

STATEMENTS OF STOCKHOLDER'S EQUITY                                            5
     Five Months Ended May 31, 1999 (unaudited)
     Years Ended December 31, 1998 and 1997

STATEMENTS OF CASH FLOWS                                                  6 - 7
     Five Months Ended May 31, 1999 (unaudited)
     Years Ended December 31, 1998 and 1997

NOTES TO FINANCIAL STATEMENTS                                             8 - 12

                                                                  March 15, 2000

                          Independent Auditors' Report
                          ----------------------------


To the Board of Directors and Stockholder of MobileNetics Corporation


         We have audited the accompanying balance sheets of MobileNetics Corporation as of December 31, 1998 and 1997, and the related statements of income, changes in stockholder's equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MobileNetics Corporation as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

         As discussed in Notes 1 and 8 to the financial statements, on June 1, 1999 the Company was acquired and became a wholly-owned subsidiary of LMKI, Inc.


                                      /s/ Lesley, Thomas, Schwarz & Postma, Inc.

                                          A Professional Accountancy Corporation
                                                       Newport Beach, California


                            MOBILENETICS CORPORATION
                            ------------------------

                                 BALANCE SHEETS
                                 --------------


                                     ASSETS
                                     ------

                                                              MAY 31,                     DECEMBER 31,
                                                               1999           ---------------------------------
                                                            (UNAUDITED)            1998               1997
                                                          ---------------     ---------------   ---------------
CURRENT ASSETS
    Cash and cash equivalents (Note 1)                    $        4,018      $       22,623     $         730
    Accounts receivable                                           62,989              68,801            78,628
    Income taxes receivable                                        6,713                 ---               ---
                                                          ---------------     ---------------   ---------------

       Total current assets                                       73,720              91,424            79,358

PROPERTY AND EQUIPMENT, net
    (Notes 1, 2 and 5)                                             9,152              10,925            13,904

OTHER ASSETS
    Advances to stockholder (Note 3)                                 ---             226,785           166,375
    Deposits                                                      35,600              35,600               620
                                                          ---------------     ---------------   ---------------

       Total assets                                       $      118,472      $      364,734    $      260,257
                                                          ===============     ===============   ===============


                                     See the accompanying notes to these financial statements

                                           MOBILENETICS CORPORATION
                                           ------------------------

                                                BALANCE SHEETS
                                                --------------


                                LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)
                                ----------------------------------------------

                                                              MAY 31,                     DECEMBER 31,
                                                               1999           ---------------------------------
                                                            (UNAUDITED)            1998               1997
                                                          ---------------     ---------------   ---------------
CURRENT LIABILITIES
    Accounts payable                                      $      396,836      $      106,351    $       33,575
    Accrued liabilities                                           51,988               6,186            42,723
    Notes payable to related parties
      (Note 4)                                                    36,123              34,664            31,370
    Income taxes payable (Note 6)                                    ---              14,878             6,611
    Current portion of long-term debt (Note 5)                     2,664               2,484             2,110
                                                          ---------------     ---------------   ---------------

       Total current liabilities                                 487,611             164,563           116,389

LONG-TERM DEBT, net of current portion (Note 5)                    8,989              10,154            12,628
                                                          ---------------     ---------------   ---------------

       Total liabilities                                         496,600             174,717           129,017
                                                          ---------------     ---------------   ---------------

COMMITMENTS (Note 7)

STOCKHOLDER'S  EQUITY  (DEFICIT)
    (Notes 1, 3, 4, 7 and 8)
    Common stock, no par value;
       1,500 shares authorized
       1,500 shares issued and outstanding                         1,500               1,500             1,500
    Retained earnings (accumulated deficit)                     (379,628)            188,517           129,740
                                                          ---------------     ---------------   ---------------

       Total stockholder's equity (deficit)                     (378,128)            190,017           131,240
                                                          ---------------     ---------------   ---------------

       Total liabilities and stockholder's
          equity (deficit)                                $      118,472       $     364,734    $      260,257
                                                          ===============     ===============   ===============

                             See the accompanying notes to these financial statements

                                           MOBILENETICS CORPORATION
                                           ------------------------

                                           STATEMENTS OF OPERATIONS
                                           ------------------------

                                                            FIVE MONTHS
                                                               ENDED
                                                              MAY 31,               YEAR ENDED DECEMBER 31,
                                                               1999           ---------------------------------
                                                            (UNAUDITED)            1998               1997
                                                          ---------------     ---------------   ---------------
REVENUES                                                  $      341,140      $      835,362    $      514,503
                                                          ---------------     ---------------   ---------------

OPERATING EXPENSES
    Cost of sales                                                362,792             356,644           205,182
    Wages and related expenses                                   189,275             242,629            72,118
    General and administrative                                   373,623             136,270           194,439
    Depreciation                                                   3,281               2,979               994
                                                          ---------------     ---------------   ---------------

       Total operating expenses                                  928,971             738,522           472,733
                                                          ---------------     ---------------   ---------------

          Income (loss) from operations                         (587,831)             96,840            41,770

INTEREST EXPENSE, net                                             (1,905)            (11,470)           (2,787)
                                                          ---------------     ---------------   ---------------

INCOME (LOSS) BEFORE TAXES                                      (589,736)             85,370            38,983

INCOME TAX PROVISION (BENEFIT) (Note 6)                           21,591             (26,593)           (6,611)
                                                          ---------------     ---------------   ---------------

NET INCOME (LOSS)                                         $     (568,145)     $       58,777    $       32,372
                                                          ===============     ===============   ===============



                             See the accompanying notes to these financial statements

                                                MOBILENETICS CORPORATION
                                                ------------------------

                                 STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY (DEFICIT)
                                 -------------------------------------------------------


                                  COMMON STOCK
                                                                                        RETAINED
                                                                                        EARNINGS
                                                                                      (ACCUMULATED
                                                 SHARES             DOLLARS             DEFICIT)           TOTAL
                                              --------------     --------------      --------------   --------------
BALANCES, January 1, 1997                             1,500      $       1,500       $      97,368    $      98,868

NET INCOME                                              ---                ---              32,372           32,372
                                              --------------     --------------      --------------   --------------

BALANCES, December 31, 1997                           1,500              1,500             129,740          131,240

NET INCOME                                              ---                ---              58,777           58,777
                                              --------------     --------------      --------------   --------------

BALANCES, December 31, 1998                           1,500      $       1,500       $     188,517    $     190,017

NET LOSS (unaudited)                                    ---                ---            (568,145)        (568,145)
                                              --------------     --------------      --------------   --------------

BALANCES, May 31, 1999 (unaudited)                    1,500      $       1,500       $    (379,628)   $    (378,128)
                                              ==============     ==============      ==============   ==============



                             See the accompanying notes to these financial statements

                                           MOBILENETICS CORPORATION
                                           ------------------------

                                           STATEMENTS OF CASH FLOWS
                                           ------------------------

                                                            FIVE MONTHS
                                                               ENDED
                                                              MAY 31,               YEAR ENDED DECEMBER 31,
                                                               1999           ---------------------------------
                                                            (UNAUDITED)            1998               1997
                                                          ---------------     ---------------   ---------------
CASH FLOWS FROM OPERATING ACTIVITIES
    Net income (loss)                                     $     (568,145)     $       58,777    $       32,372
                                                          ---------------     ---------------   ---------------
    Adjustments to reconcile net income to
      net cash provided by operating activities
          Depreciation                                             3,281               2,979               994
          Accrued interest on notes payable
            to related parties                                     1,459               3,294               ---
          Advances to stockholder converted
            to compensation                                      226,785                 ---               ---
          Change in assets and liabilities
              (Increase) decrease in accounts
                 receivable                                        5,812               9,827           (35,421)
              Increase in deposits                                (6,713)            (34,980)              ---
              Increase in accounts payable                       290,485              72,776            11,162
              Increase (decrease) in accrued
                 liabilities                                      45,802             (36,537)           28,207
              Increase (decrease) in income
                 taxes payable                                   (14,878)              8,267             6,611
                                                          ---------------     ---------------   ---------------
                 Total adjustments                               552,033              25,626            11,553
                                                          ---------------     ---------------   ---------------

                 Net cash provided by (used in)
                    operating activities                         (16,112)             84,403            43,925
                                                          ---------------     ---------------   ---------------

CASH FLOWS FROM INVESTING ACTIVITIES
    Advances to stockholder                                          ---             (60,410)          (49,451)
    Purchase of equipment                                         (1,508)                ---           (14,898)
                                                          ---------------     ---------------   ---------------

                 Net cash used in investing activities            (1,508)            (60,410)          (64,349)
                                                          ---------------     ---------------   ---------------


                             See the accompanying notes to these financial statements

                                           MOBILENETICS CORPORATION
                                           ------------------------

                                           STATEMENTS OF CASH FLOWS
                                           ------------------------

                                                            FIVE MONTHS
                                                               ENDED
                                                              MAY 31,               YEAR ENDED DECEMBER 31,
                                                               1999           ---------------------------------
                                                            (UNAUDITED)            1998               1997
                                                          ---------------     ---------------   ---------------
CASH FLOWS FROM FINANCING ACTIVITIES
    Proceeds from related party loans                                ---                 ---             6,416
    Proceeds from borrowings of long-term debt                       ---                 ---            14,738
    Repayments of long-term debt                                    (985)             (2,100)              ---
                                                          ---------------     ---------------   ---------------

                 Net cash provided by (used in)
                    financing activities                            (985)             (2,100)           21,154
                                                          ---------------     ---------------   ---------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS             (18,605)             21,893               730

CASH AND CASH EQUIVALENTS, beginning of year                      22,623                 730               ---
                                                          ---------------     ---------------   ---------------
CASH AND CASH EQUIVALENTS, end of year                    $        4,018      $       22,623    $          730
                                                          ===============     ===============   ===============
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
    Cash payments for income taxes                        $          ---      $       18,326    $          ---
                                                          ===============     ===============   ===============

    Cash payments for interest                            $          520      $        8,176    $        2,787
                                                          ===============     ===============   ===============


                             See the accompanying notes to these financial statements

                            MOBILENETICS CORPORATION
                            ------------------------

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------

              MAY 31, 1999, DECEMBER 31, 1998 AND DECEMBER 31, 1997
              -----------------------------------------------------


NOTE 1 - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         ORGANIZATION AND OPERATIONS - MobileNetics Corporation (the "Company") was incorporated under the laws of the State of Delaware on October 5, 1993.

         The Company is a provider of communications consulting and systems integration services that primarily involve Internet and network solutions. It services a diverse base of customers that are located primarily in California.

         Effective June 1, 1999, the Company was acquired by LMKI, Inc. (formerly Landmark International, Inc.) in an all stock transaction (see Note
8).

         ACCOUNTING ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         BASIS OF PRESENTATION - The management of the Company has prepared the financial statements as of and for the period ended May 31, 1999 herein and these statements were compiled by Lesley, Thomas, Schwarz & Postma, Inc. The financial statements for the period ended May 31, 1999 were not audited or reviewed by Lesley, Thomas, Schwarz & Postma, Inc. and accordingly they expressed no opinion or other form of assurance on them.

         Such financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. The unaudited financial statements include all adjustments, consisting of all normal recurring adjustments, which are in the opinion of management necessary to fairly state the financial position of the Company as of May 31, 1999, and the results of its operations and cash flows for the five month interim period ended May 31, 1999. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures included herein are adequate to make the information presented not misleading. Operating results for the five month interim period ended May 31, 1999 are not necessarily indicative of the results that may be expected for the year ending December 31, 1999, or for any other period.

NOTE 1 - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         All information with respect to the period ended May 31, 1999 is unaudited. It is suggested that these unaudited financial statements are read in conjunction with the annual 1998 and 1997 audited financial statements and the notes related thereto.

         CASH AND CASH EQUIVALENTS - For purposes of the balance sheets and statements of cash flows, the Company considers all highly liquid instruments with a maturity of three (3) months or less to be cash equivalents. There were no cash equivalents at May 31, 1999 (unaudited), December 31, 1998 and December 31, 1997.

         PROPERTY AND EQUIPMENT - Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Repairs and maintenance to property and equipment are expensed as incurred. When property and equipment is retired or disposed of, the related costs and accumulated depreciation are eliminated from the accounts and any gain or loss on such disposition is reflected in income.

         REVENUE RECOGNITION - Revenue is recognized in the month in which services are provided.

         CONCENTRATION OF CREDIT RISK - During the five months ended May 31, 1999 (unaudited), 1998 and 1997, approximately thirty-one percent (31%), fifty percent (50%) and eighty two percent (82%), respectively, of the Company's sales were made to a single customer.

         COMPENSATED ABSENCES - Employees of the Company are entitled to paid vacation, paid sick days and personal days off, depending on job classification, length of service, and other factors. It is impracticable to estimate the amount of compensation for future absences, and accordingly no liability has been recorded in the accompanying financial statements. Management believes that the liabilities were minimal at May 31, 1999, December 31, 1998 and December 31, 1997 and therefore would not have a significant effect on the financial statements. The Company's policy is to recognize the costs of compensated absences when actually paid to employees.


NOTE 2 - PROPERTY AND EQUIPMENT

         Property and equipment are as follows:
                                                          MAY 31,                 DECEMBER 31,
                                           USEFUL          1999         -------------------------------
                                            LIFE        (UNAUDITED)          1998              1997
                                         ----------    -------------    -------------     -------------
         Computer equipment               5 years      $     16,406     $     14,898      $     14,898
         Less: accumulated depreciation                      (7,254)          (3,973)             (994)
                                                       -------------    -------------     -------------

                                                       $      9,152     $     10,925      $     13,904
                                                       =============    =============     =============

NOTE 3 - ADVANCES TO STOCKHOLDER

                                                              MAY 31,                DECEMBER 31,
                                                               1999         ------------------------------
                                                            (UNAUDITED)          1998              1997
                                                           -------------    -------------    -------------
         Unsecured advance to one hundred (100%)
         stockholder, no interest, due on
         demand.                                           $       ---      $    226,785     $    166,375
                                                           ============     =============    =============


NOTE 4 - NOTES PAYABLE TO RELATED PARTIES

         Notes payable to related parties consisted of the following:

                                                              MAY 31,                DECEMBER 31,
                                                               1999         ------------------------------
                                                            (UNAUDITED)          1998              1997
                                                           -------------    -------------    -------------
         Loan payable to father of one hundred
         percent (100%) stockholder, with interest
         accruing at ten percent (10%) per annum,
         total balance of principal and accrued
         interest due on June 30, 2000                     $     25,359     $     25,359     $     25,359

         Loan payable to mother of one hundred
         hundred percent (100%) stockholder, with
         interest accruing at the Smith Barney
         Margin Account rate (9.75% at December
         31, 1998 and 10.25% at December 31, 1997),
         total balance of principal and accrued
         interest due on June 30, 2000.                           6,011            6,011            6,011

         Accrued interest on related notes payable                4,753            3,294              ---
                                                           -------------    -------------    -------------
                                                           $     36,123     $     34,664     $     31,370
                                                           =============    =============    =============

NOTE 5 - LONG-TERM DEBT

         Long-term debt consisted of the following:

                                                              MAY 31,                DECEMBER 31,
                                                               1999         ------------------------------
                                                            (UNAUDITED)          1998              1997
                                                           -------------    -------------    -------------
         Loan payable collaterallized by computer
         equipment, requiring principal and interest
         payments of $369 per month, with interest
         accruing at 16.9% per annum through
         November 18, 2002.                                $     11,653     $     12,638     $     14,738

         Less:  current portion                                  (2,664)          (2,484)          (2,110)
                                                           -------------    -------------    -------------

                                                           $      8,989     $     10,154     $     12,628
                                                           =============    =============    =============


NOTE 6 - PROVISION FOR INCOME TAXES

         The provision (benefit) for income taxes consisted of the following:

                                                            FIVE MONTHS
                                                               ENDED
                                                              MAY 31,           YEAR ENDED DECEMBER 31,
                                                               1999         ------------------------------
                                                            (UNAUDITED)         1998             1997
                                                           -------------    -------------    -------------
         Federal tax provision (benefit)                   $    (22,391)    $     18,483     $      3,788
         California tax provision                                   800            8,110            2,823
                                                           -------------    -------------    -------------

                                                           $    (21,591)    $     26,593     $      6,611
                                                           =============    =============    =============

         DEFERRED INCOME TAXES - The Company recognizes a liability or asset for the deferred tax consequences of temporary differences between the tax basis of assets or liabilities and their reported amounts in the financial statements. These temporary differences will result in taxable or deductible amounts in future years when the reported amounts of the assets or liabilities are recovered or settled. The deferred tax assets are reviewed for recoverability and valuation allowances are provided as necessary. At May 31, 1999 (unaudited) the Company had a deferred tax asset of $117,550 for net operating loss carryforwards, but this asset was reduced one hundred percent (100%) by a valuation allowance. At December 31, 1998 and 1997 the temporary timing differences were insignificant and therefore, no deferred taxes have been recorded.

         STATUTORY RATE RECONCILIATION - The provision for income taxes (benefit) is different from that which would be obtained by applying the statutory Federal income tax rate to income (loss) before income taxes. The items causing this difference are as follows:

                                                            FIVE MONTHS
                                                               ENDED
                                                              MAY 31,           YEAR ENDED DECEMBER 31,
                                                               1999         ------------------------------
                                                            (UNAUDITED)         1998             1997
                                                           -------------    -------------    -------------
         Tax expense (benefit) at U.S.
           statutory rate                                  $   (200,510)    $     17,748     $      5,847
         State income taxes, net                                    528            6,425            2,400
         Change in valuation allowance                          177,550              ---              ---
         Other, net                                                 841            2,420           (1,636)
                                                           -------------    -------------    -------------

                                                           $    (21,591)    $     26,593     $      6,611
                                                           =============    =============    =============


NOTE 7 - COMMITMENTS

         LEASE REVENUE - The Company leased communications equipment to LMKI, Inc. pursuant to a three (3) year agreement for approximately $5,700 per month. The lease period commenced May 12, 1998 and lease receipts are included in the Company's sales revenue.

         LEASE EXPENSE - The Company was leasing office space in Rancho Santa Margarita, California, pursuant to a month-to-month agreement. Rent expense for the five months ended May 31, 1999 (unaudited) and the years ended December 31, 1998 and 1997 was $16,250, $11,430 and $2,750, respectively.


NOTE 8 - SUBSEQUENT EVENTS

         Effective June 1, 1999, the Company was acquired by LMKI, Inc. in an all stock transaction. The Company's one hundred percent (100%) stockholder received ten million (10,000,000) shares of LMKI, Inc. stock as consideration.

         During early 1999, the Company entered into various operating equipment leases with lease payments totaling approximately $7,000 per month, expiring at various dates through 2001.